UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: June 24, 2013

(Date of earliest event reported)

SciClone Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19825	94-3116852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

950 Tower Lane, Suite 900 Foster City, CA		94404
(Address of principal executive offices)		(Zip Code)

(650) 358-3456

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 25, 2013, SciClone Pharmaceuticals, Inc. (the “Company”) (through its subsidiary SciClone Pharmaceuticals International China Holding Ltd.) entered into a Framework Agreement (the “Agreement”) with Taiwan Liposome Company (“TLC”) granting the Company an exclusive license and the exclusive rights in the People’s Republic of China, Hong Kong and Macau to promote, market, distribute and sell ProFlow® for the treatment of peripheral artery disease (PAD) and other indications. The Agreement provides for the principal terms of the arrangement between the parties, and under the Agreement, the parties have agreed to negotiate a supplemental license and supply agreement in furtherance of the matters set forth in the Agreement.

Under the terms of the Agreement, TLC will be responsible for the continued development, including potential clinical trials and regulatory activities, as well as the manufacturing and supply of ProFlow and the Company will be responsible for all aspects of commercialization, including the pre-and post-launch activities. Financial terms of the agreement include clinical, regulatory and sales milestone payments up to an aggregate of $39.5 million. The Company issued a press release on June 25, 2013 regarding the ProFlow® collaboration. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On June 24, 2013, Stephanie Wong, Vice President, Finance and Controller of the Company informed the Company that she is resigning effective August 2, 2013.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2013 Annual Meeting of Stockholders of the Company held on June 27, 2013 (the “Annual Meeting”), the matters on which the stockholders voted, in person or by proxy were:

(i)	to elect five nominees as directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

(ii)	to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement;

(iii)	to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

The five nominees were elected, the compensation of named executive officers was approved and the appointment of the independent registered public accounting firm was ratified. The results of the voting were as follows:

Election of Directors:

Director	Votes For	Votes Withheld	Broker Non-Votes
Jon S. Saxe	22,895,489	4,498,354	11,895,594
Friedhelm Blobel, Ph.D.	26,103,357	1,290,486	11,895,594
Richard J. Hawkins	22,935,266	4,458,577	11,895,594
Gregg A. Lapointe	22,883,658	4,510,185	11,895,594
Simon Li	26,517,191	876,652	11,895,594

Approval of the Executive Compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,798,133	1,670,690	1,925,020	11,895,594

Ratification of Appointment of Independent Registered Public Accounting Firm:

Votes For	Votes Against	Abstentions
38,052,989	1,028,051	208,397

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 25, 2013 regarding the Taiwan Liposome collaboration.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2013	SCICLONE PHARMACEUTICALS, INC.

	By:	/s/ Friedhelm Blobel, Ph.D
Friedhelm Blobel, Ph.D
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated June 25, 2013 regarding the Taiwan Liposome collaboration.